EXHIBIT 23




       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



TO BAIRNCO CORPORATION:



As independent certified public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Files 33-36330 and 33-41313).




Orlando, Florida
March 23, 1998
                                             Arthur Andersen LLP